Exhibit 32.1

EXHIBIT 32.1 - Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CARROLLTON BANCORP

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Carrollton Bancorp (the “Company”) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert A. Altieri, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period reflected therein.

Date August 7, 2003	/s/ Robert A. Altieri

Robert A. Altieri
President and Chief Executive Officer